                               AMENDMENT NO. 16 TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

      WHEREAS, the parties desire to amend the Agreement to add AIM Global Real Estate Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund, Institutional Class Shares of AIM Intermediate Government Fund and AIM Small Cap Equity Fund; and Investor Class Shares of AIM Basic Balanced Fund, AIM Diversified Dividend Fund and AIM Global Health Care Fund; and

      WHEREAS, the parties desire to amend the Agreement to change the name of AIM Aggressive Allocation Fund to AIM Growth Allocation;

      NOW, THEREFORE, agree as follows:

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS
         AIM Core Stock Fund -                     Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

         AIM Total Return Fund -                   Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class
AIM COUNSELOR SERIES TRUST
         AIM Advantage Health Sciences Fund -      Class A
                                                   Class C

         AIM Multi-Sector Fund -                   Class A
                                                   Class C
                                                   Institutional Class

AIM EQUITY FUNDS
         AIM Aggressive Growth Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Blue Chip Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM Capital Development Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM Charter Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Constellation Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Dent Demographic Trends Fund -        Class A
                                                   Class C

         AIM Diversified Dividend Fund -           Class A
                                                   Class C
                                                   Investor Class

         AIM Emerging Growth Fund -                Class A
                                                   Class C

         AIM Large Cap Basic Value Fund -          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM Large Cap Growth Fund -               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM Mid Cap Growth Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Select Basic Value Fund -             Class A
                                                   Class C

         AIM Weingarten Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM FUNDS GROUP

         AIM Balanced Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Basic Balanced Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM European Small Company Fund -         Class A
                                                   Class C

         AIM Global Value Fund -                   Class A
                                                   Class C

         AIM International Small Company Fund -    Class A
                                                   Class C

         AIM Mid Cap Basic Value Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Premier Equity Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Select Equity Fund -                  Class A
                                                   Class C

         AIM Small Cap Equity Fund -               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM GROWTH SERIES

         AIM Basic Value Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Conservative Allocation Fund -        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Global Equity Fund -                  Class A
                                                   Class C
                                                   Institutional Class

         AIM Growth Allocation Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Mid Cap Core Equity Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Moderate Allocation Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Moderate Growth Allocation Fund -     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Moderately Conservative Allocation
            Fund -                                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Small Cap Growth Fund -               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS

         AIM Asia Pacific Growth Fund -            Class A
                                                   Class C

         AIM European Growth Fund -                Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

         AIM Global Aggressive Growth Fund -       Class A
                                                   Class C

         AIM Global Growth Fund -                  Class A
                                                   Class C

         AIM International Core Equity Fund -      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM International Growth Fund -           Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT FUNDS

         AIM Developing Markets Fund -             Class A
                                                   Class C

         AIM Global Health Care Fund -             Class A
                                                   Class C
                                                   Investor Class

         AIM Libra Fund -                          Class A
                                                   Class C

         AIM Trimark Endeavor Fund -               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Trimark Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Trimark Small Companies Fund -        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT SECURITIES FUNDS

         AIM Global Real Estate Fund  -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM High Yield Fund -                     Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

         AIM Income Fund -                         Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

         AIM Intermediate Government Fund -        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM Limited Maturity Treasury Fund -      Class A
                                                   Class A3
                                                   Institutional Class

         AIM Money Market Fund -                   AIM Cash Reserve Shares
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM Municipal Bond Fund -                 Class A
                                                   Class C
                                                   Investor Class

         AIM Real Estate Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

         AIM Short Term Bond Fund -                Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

         AIM Total Return Bond Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM SECTOR FUNDS

         AIM Energy Fund -                         Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

         AIM Financial Services Fund -             Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

         AIM Gold & Precious Metals Fund -         Class A
                                                   Class C
                                                   Investor Class

         AIM Health Sciences Fund -                Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

         AIM Leisure Fund -                        Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

         AIM Technology Fund -                     Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

         AIM Utilities Fund -                      Class A
                                                   Class C
                                                   Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS

         AIM Opportunities I Fund -                Class A
                                                   Class C

         AIM Opportunities II Fund -               Class A
                                                   Class C

         AIM Opportunities III Fund -              Class A
                                                   Class C

AIM STOCK FUNDS

       AIM Dynamics Fund -                         Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

       AIM Mid Cap Stock Fund -                    Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

       AIM Small Company Growth Fund -             Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

       AIM S&P 500 Index Fund -                    Institutional Class
                                                   Investor Class

AIM TAX-EXEMPT FUNDS
         AIM High Income Municipal Fund -          Class A
                                                   Class C

         AIM Tax-Exempt Cash Fund -                Class A
                                                   Investor Class

         AIM Tax-Free Intermediate Fund -          Class A
                                                   Class A3
                                                   Institutional Class

AIM TREASURER'S SERIES TRUST
       Premier Portfolio                           Investor Class
       Premier Tax-Exempt Portfolio                Investor Class
       Premier U.S. Government Money Portfolio     Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  April 29, 2005

                                      EACH FUND (LISTED ON SCHEDULE A) ON BEHALF
                                      OF THE SHARES OF EACH PORTFOLIO LISTED ON
                                      SCHEDULE A

                                      By: ____________________________
                                                 Robert H. Graham
                                                 President

                                      A I M DISTRIBUTORS, INC.

                                      By: ____________________________
                                                 Gene L. Needles
                                                 President